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                                                                   EXHIBIT 10.16

                  SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

     THIS SECOND AMENDMENT effective as of May 1, 2000 to the Stock Purchase Agreement dated as of September 22, 1999 among JAKKS Pacific, Inc., Flying Colors, Inc. (formerly Colorbok Paper Products, Inc.) and the former shareholders thereof named therein (the "Agreement").

                              W I T N E S S E T H:
                              - - - - - - - - - - -

     WHEREAS, the Agreement provided for JAKKS and Joshua H. Pokempner ("Pokempner") to enter into an Employment Agreement and contemplated that Pokempner would remain employed by JAKKS throughout the term provided therein; and

     WHEREAS, JAKKS and Pokempner entered into the Employment Agreement as of October 1, 1999 but have, by their mutual consent, terminated Pokempner's employment by JAKKS effective as of the close of business on April 30, 2000; and

     WHEREAS, the parties to the Agreement desire to amend the Agreement to permit the termination of Pokempner's employment without affecting the Earn-Out (as defined in the Agreement) and other provisions of the Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. The provisions of Sections 2.5(e) and (f) of the Agreement shall not apply to the termination of Pokempner's employment, which shall not affect the determination or payment of the Earn-Out as otherwise provided in such Section 2.5.

     2. From and after May 1, 2000, the provisions of Section 2.5(g) of the Agreement shall not apply to Pokempner.

     3. In all other respects, the Agreement shall continue in full force and effect.



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     IN WITNESS WHEREOF, the undersigned have duly executed this Second
Amendment as of this 26th day of June, 2000.


                         JAKKS PACIFIC, INC.


                         By:  /s/ JOEL M. BENNETT
                              -------------------------------------------
                              Name:  Joel M. Bennett
                              Title: Executive Vice President


                         FLYING COLORS, INC.


                         By:   /s/ JOEL M. BENNETT
                               --------------------------------------------
                               Name:  Joel M. Bennett
                               Title: Chief Financial Officer


                               /s/ JOSHUA H. POKEMPNER
                         ---------------------------------------------------
                         Joshua H. Pokempner, as Agent as of the Shareholders



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